AMENDED AND RESTATED PROMISSORY NOTE

US $1,600,000.00 **JULY 18, 2025**

FOR VALUE RECEIVED, the undersigned, Currenc Group Inc., an exempted company limited by shares incorporated under the Laws of the Cayman Islands (the "**Borrower**"), hereby promises to pay, subject to the terms and conditions set forth herein, to Greenberg Traurig, LLP (the "**Lender**"), the sum of US $1,600,000.00 (the "**Loan**"). The undersigned parties acknowledge and agree that this promissory note (the "**Note**"): (a) has been issued to the Lender as evidence of all amounts owing pursuant to services rendered by the Lender in connection with the transactions contemplated under that certain Business Combination Agreement, dated August 3, 2022, among INFINT Acquisition Corp., Seamless Group Inc. and FINTECH Merger Sub Corp or otherwise, (b) shall constitute the Company's sole obligation to the Lender and shall extinguish all other amounts billed and owed by the Company to the Lender and (c) amends, replaces and supersedes in its entirety that certain promissory note, dated August 30, 2024, made by Lender in favor of the Borrower in the principal amount of up to $3,200,000 (the "**Original Note**"), and any unpaid principal balance of the indebtedness evidenced by the Original Note is being merged into and will hereafter be evidenced by this Note. All payments on this Note shall be made by wire transfer of immediately available funds to such account as the Borrower may from time to time designate by written notice in accordance with the provisions of this Note.

1. Payment.

Subject to the terms and conditions set forth herein, the Loan shall be due and payable as follows: (i) $150,000 concurrently with the execution of the Note, (ii) $300,000 by August 29, 2025, (iii) $500,000 by September 30, 2025 and (iv) $650,000 by November 28, 2025 (the "**Maturity Date**").

Notwithstanding anything else herein, the Borrower shall be entitled to repay the sum owing hereunder, in full or in part, at any time without notice, bonus or penalty unless earlier accelerated upon the occurrence of an Event of Default (as defined below).

2. Representations and Warranties.

Borrower hereby represents and warrants to the Lender on the date hereof as follows: (a) Borrower is an exempted company duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands; (b) Borrower has the requisite power and authority, and the legal right, to execute and deliver this Note, and to perform its obligations hereunder; (c) the execution and delivery of this Note by Borrower and the performance of its obligations hereunder have been duly authorized by all necessary corporate action in accordance with all applicable laws; Borrower has duly executed and delivered this Note; (d) no consent or authorization of, filing with, notice to, or other act by, or in respect of, any governmental authority or any other person or entity is required in order for Borrower to execute, deliver, or perform any of its obligations under this Note; (e) the execution and delivery of this Note and the consummation by Borrower of the transactions contemplated hereby do not and will not (i) violate any law applicable to Borrower or by which any of its properties or assets may be bound or (ii) constitute a default under any agreement or contract by which Borrower may be bound; (f) this Note is a valid, legal, and binding obligation of the Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (g) no action, suit, litigation, investigation, or proceeding of, or before, any arbitrator or governmental authority is pending or, to the knowledge of Borrower, threatened by or against Borrower or

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any of its property or assets (i) with respect to this Note or any of the transactions contemplated hereby or (ii) that could reasonably be expected to materially adversely affect Borrower's financial condition or the ability of Borrower to perform its obligations under this Note.

3. Surrender of Note.

After the Loan has been fully satisfied, including the principal amount of the Note together with all accrued interest, the Lender agrees to surrender this Note to Borrower for cancellation thereof.

4. Events of Default.

The following constitute an event of default hereunder (each, an "**Event of Default**"):

(i) Failure to Make Required Payments. Failure by Borrower to make any payment within one (1) business day of the specified due date or to pay the full amount of the Loan, including the remaining unpaid amount of the Note, by the Maturity Date.

(ii) Failure to Comply. Failure of the Borrower to comply with any of the conditions or agreements set forth in this Note.

(iii) Breach of Representation or Warranty. Any representation or warranty made by Borrower hereunder is incorrect in any material respect when made.

(iv) Voluntary Bankruptcy, etc. The commencement by Borrower of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Borrower generally to pay its debts as such debts become due, or the taking of corporate action by Borrower in furtherance of any of the foregoing.

(v) Involuntary Bankruptcy, etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Borrower or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5. Remedies.

(i) Upon the occurrence of an Event of Default, the Loan shall accrue interest in cash (in U.S. dollars) on the unpaid principal amount thereof from time to time outstanding at fifteen percent (15%) per annum until the Loan is repaid in full, including the principal amount of the Note together with all accrued interest. Each computation by the Lender of interest hereunder shall be *prima facie* evidence of the amount at issue.

(ii) Upon the occurrence of an Event of Default, the unpaid principal amount and unpaid accrued interest of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Lender. Additionally, Borrower shall reimburse Lender for all costs and expenses associated with its

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collection efforts, including, without limitation, its reasonable attorneys' fees (excluding internal legal fees).

6. Guarantee.

(i) Alexander King Ong Kong (a "**Guarantor**") hereby irrevocably, unconditionally and absolutely personally guarantees to the Lender all of Borrower's obligations under this Note, including the due and prompt payment of such obligations (whether at stated maturity or earlier by acceleration or otherwise), which shall include: (a) all indebtedness, liabilities and other amounts and the due and prompt performance by the Borrower of all obligations to Lender arising under or relating to the terms of this Note of every kind, nature or description whatsoever, whether now existing or hereafter arising, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several including, without limitation, all reasonable attorneys' fees and expenses (excluding internal legal fees), court costs and all other costs of collection, in each case to the extent that the Borrower becomes liable to Lender for such amounts under the terms of this Note (including any extensions, renewals, refinancings or modifications of, or substitutes or replacements for, this Note) and the amount of any payments made to Borrower or another by or on behalf of the Borrower that are recovered from Lender by a trustee, receiver, creditor or other party pursuant to applicable federal or state law, and (b) out-of-pocket costs and expenses (including all reasonable attorneys' fees and expenses (excluding internal legal fees)) incurred in connection with the enforcement of the rights of Lender under this Note (the payment and performance of the items set forth in this Section 6(i) being hereinafter collectively referred to as the "**Guarantee**").

(ii) This Note and the obligations of the Guarantor under this Note constitute an absolute, present and continuing guaranty of payment and performance and not of collectability. It is expressly understood and agreed that the obligations of the Guarantor hereunder are and shall be absolute under any and all circumstances and shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim that the Borrower or the Guarantor may have against Lender. The Guarantor agrees that its liability hereunder shall be direct and immediate as a primary obligation and liability. Lender may, at its option, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount of the Guarantee, or any portion thereof, without proceeding against the Borrower or any other person or entity.

(iii) Notwithstanding anything to the contrary contained herein, the Lender shall not commence any enforcement action or proceeding against the Guarantor with respect to any obligations under this Note unless and until (A) the Lender has provided written notice to the Borrower and the Guarantor specifying the nature of the Event of Default and (B) a period of ten (10) business days has elapsed following the date such notice is deemed given, during which period the Borrower and/or the Guarantor may cure such Event of Default to the reasonable satisfaction of the Lender. If such Event of Default is cured within such ten (10) business day period, the Lender shall not take any enforcement action against the Guarantor with respect to such Event of Default.

7. Waivers.

Borrower and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note, and all benefits that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or

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any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Borrower agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Lender.

8. Unconditional Liability.

Each of the Borrower and Guarantor hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and agrees that additional borrowers, endorsers, guarantors, or sureties may become parties hereto without notice to Borrower or Guarantor or affecting Borrower's or Guarantor's liability hereunder.

EACH OF BORROWER AND GUARANTOR AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

FURTHER, EACH OF BORROWER AND GUARANTOR WAIVES (I) ANY NOTICE OR HEARING PRIOR TO THE TAKING POSSESSION OR CONTROL BY LENDER OF ANY COLLATERAL GIVEN BY THE UNDERSIGNED, (II) THE POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF ITS RIGHTS OR REMEDIES, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION, AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION OF LAWS.

THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

9. Governing Law.

The validity and construction of this Note shall be governed by the laws of the State of New York (without reference to its conflicts of law principles), and to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

10. Waiver and Modifications.

This Note may not be waived, changed, modified or discharged except by an agreement in writing signed by each of the parties thereto. This Note shall be binding upon the Borrower, the Guarantor and their executors and assigns and shall inure to the benefit of and be enforceable by the Lender and their executors and assigns.

11. Notices.

All notices hereunder to the Borrower, the Guarantor or the Lender shall be given in the manner specified from time to time by the parties. The Borrower hereby waives presentment for payment, notice of non-payment, protest and notice of protest of this Note and diligence in collection or bringing suit.

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12. Assignments, etc.

The rights and obligations of the Borrower, the Guarantor and the Lender hereunder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of any party hereto (by operation of law or otherwise), provided that this Note may not be offered for sale, pledged, hypothecated, or otherwise encumbered, transferred or disposed of by the Lender without the prior written consent of the Borrower, and may not be assigned, transferred or negotiated by the Borrower or Guarantor to any person without the prior written consent of the Lender.

13. Severability.

If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

14. Counterparts.

This Note may be executed in multiple counterparts and delivered by facsimile or other means of electronic communication, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Note has been executed and delivered by the Borrower as of the date first written above.

BORROWER:

CURRENC GROUP INC.

By: */s/ Ronnie Ka Wah Hui*
Name: Ronnie Ka Wah Hui
Title: CEO

GUARANTOR:

By: */s/ Alexander King Ong Kong*
Alexander King Ong Kong

ACKNOWLEDGED AND AGREED to by the Lender as of the date first written above.

GREENBERG TRAURIG LLP

By: ______________________
Name: Alan Annex
Title: Vice Chair and Shareholder

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IN WITNESS WHEREOF this Note has been executed and delivered by the Borrower as of the date first written above.

BORROWER:

CURRENC GROUP INC.

By: ______________________________
Name:
Title:

GUARANTOR:

By: ______________________________
Alexander King Ong Kong

ACKNOWLEDGED AND AGREED to by the Lender as of the date first written above.

GREENBERG TRAURIG LLP

By: */s/ Alan Annex*
Name: Alan Annex
Title: Vice Chair and Shareholder

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